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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) February 22, 2001

                              TRUSERV CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        2-20910                                        36-2099896
(Commission File Number)                 (I.R.S. Employer Identification No.)

8600 WEST BRYN MAWR AVENUE, CHICAGO ILLINOIS           60631-3505
 (Address of Principal Executive Offices)              (Zip Code)

                                  773-695-5000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

On February 22, 2001, TruServ Corporation appointed Pamela Forbes Lieberman as its Senior Vice President. Ms. Lieberman will be elected to the position of Chief Financial Officer at the next board meeting, scheduled for April 18, 2001.

On February 26, 2001, Brian T. Schnabel, Senior Vice President and Chief Operating Officer of TruServ Corporation, tendered his resignation, effective March 15, 2001. Mr. Schnabel announced that he will assume the position of Group President for the Little Tikes/Graco group of Newell Rubbermaid Inc.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRUSERV CORPORATION
                                  (Registrant)

Date: April 9, 2001              By /s/ DONALD J. HOYE
                                 -----------------------------------
                                 Name:  Donald J. Hoye
                                 Title: President and
                                          Chief Executive Officer